                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 11, 2002




                                RSA Security Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



 Delaware                            000-25120               04-2916506
--------------------------------------------------------------------------------
(State or other juris-               (Commission             (IRS Employer
diction of incorporation)            File Number)            Identification No.)



174 Middlesex Turnpike, Bedford, Massachusetts                  01730
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (781) 515-5000



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On April 11, 2002, RSA Security Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2002. The full text of RSA Security's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NO.    DESCRIPTION
-----------    -----------
  99.1         Press release, dated April 11, 2002, announcing the financial results of RSA Security Inc. for the first quarter ended
               March 31, 2002.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2002                   RSA SECURITY INC.
                                       -----------------
                                       (Registrant)



                                       By: /s/ John M. Sprague
                                          --------------------------------------
                                          John M. Sprague
                                          Vice President, Finance and Corporate
                                          Controller

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

   99.1 Press release, dated April 11, 2002, announcing the financial results of RSA Security Inc. for the first quarter ended March 31, 2002.